Exhibit 99.1

Business Update: Positioning Ascena for Enhanced Growth and Value Creation February 11 th , 2015

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 2 2 Safe Harbor Statement This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are based on current expectations and are indicated by words or phrases such as "anticipate," "estimate," "expect," "project," “plan,” "we believe," “will,” “would,” and similar words or phrases ,and invol ve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward - looking statements . Examples of forward - looking statements in this presentation include, but are not limited to, our plans and priorities for Justice and our other brands; our estimates and guidance for future period sales, profits and margins; expected synergies and cost - savings relating to our shared services projects; our expectations relating to the levels of and uses for future free cash flow (if any); and our capital allocation framework. Detailed information concerning those risks and uncertainties are readily available in our most recent annual report on Form 10 - K and quarterly report on Form 10 - Q, which have been filed with the US Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Financial information herein has been presented on a non - GAAP basis. This basis adjusts for items that management believes are not indicative of the Company's underlying operating performance. Reference should be made to the Company's annual earnings release for all periods for the nature of such adjustments and for a reconciliation of such non - GAAP measures to the Company's financial results prepared in accordance with GAAP.

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 3 3 ■ ascena vision, brand portfolio, and operating model ■ Justice update, and strategic priorities at other brands ■ Transformational shared services project update ■ Strategic initiatives ■ Recent financial performance ■ Capital allocation Topics

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 4 4 Key takeaways Strong brands well positioned for future growth Strategic, margin - accretive projects underway Transformational projects nearing completion Significant free cash flow opportunity Disciplined capital allocation process

Vision, brand portfolio, and operating model

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 6 6 Our vision of value creation is supported by over 325 years of collective heritage… 1962 2005 2009 2012 Launched as Acquired Est. 1931 Acquired Est. 1987 Est. 1904 Est. 1960 Acquired "The acquisition of m aurices provides us with an established and successful retail concept and an important vehicle to accelerate growth.” Press Release (Jan - 2005) “[Tween Brands’] momentum , combined with the completion of the merger and partnership with dressbarn and maurices , has us energized as we look forward to the future.” Press Release (Nov - 2009) “The Lane Bryant and Catherines businesses are extremely complementary to ascena’s other concepts… and enable us to continue to demonstrate our leadership position in the specialty retail market.” Press Release (May - 2012) “Serve our shareholders and create value by becoming a family of leading retail concepts with $10 billion in sales and top tier profitability.”

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 7 7 62 70 92 174 201 161 154 297 392 439 496 451 400 - 420 0 100 200 300 400 500 600 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15(E) EBITDA ($M) …and a series of acquisitions that have contributed significantly to earnings growth Source : Company filings; July fiscal year end FY03 – FY05 figures include adjustments for litigation charge and recovery timing FY10 – FY15(E) figures exclude integration and acquisition - related expense * FY14 excludes a $13M non - cash impairment (11/7/04) (6/25/09) (5/2/12) *

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 8 8 Fashion apparel and accessories for 5 - 12 year old “tween” girls Plus - size apparel for 25 - 45 year old women Hometown retailer offering fashion for 20 - 35 year - old women Career & casual fashions for working woman aged 35 - 55 Plus size classic apparel for women over 45 years old Store Count* 1,009 770 934 821 381 Net Sales ($M)** $1,384 $1,080 $971 $1,023 $332 Our brand portfolio is well - diversified… * As of December 2014 ** FY14 reported results

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 9 9 …and supported by a powerful and efficient business model Brands Full leadership teams, including president and heads of merchandising, planning, marketing, finance, stores, real estate, and HR Responsible for all customer - facing activity, development of brand - specific financial architecture, and execution against seasonal earnings growth targets ascena Corporate Responsible for capital allocation decisions Partner with brands on development of strategic plan and financial architecture ascena Shared Services Group Full leadership team, including president, and heads of finance and HR Ownership of supply chain and central IT Runs all non - customer - facing back office activities

Justice update

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 11 11 Apparel 60% Lifestyle 16% Accessories 13% Intimates 7% Footwear 4% Core 30% Fashion 50% Over the Top 20% Justice – brand o verview Pure Play Tween Fashion Specialty Store Merchandise Mix 1,009 Store Locations Offers fashionable apparel to 5 - 12 year old tween girls in an energetic environment Creates , designs and develops its exclusive branded merchandise in - house $7B+ addressable market Store locations and merchandise mix as of December 2014; target reflects future state fashion / basic mix Malls: 57 % Strips: 22% Outlets: 11% Lifestyle Centers: 10 % Target

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 12 12 Justice remains ranked #1 on key consumer survey metrics… 32% 32% 34% 18% 32% 17% 15% 15% 17% 8% 13% 13% 11% 12% 8% 0% 5% 10% 15% 20% 25% 30% 35% Big EST Easy EST Hot EST Great EST Cool EST Justice #2 Player #3 Player Big - EST: Greatest selection of clothing choices for your daughter that she would want to wear Hot - EST: Largest assortment of the latest clothing fashions for your daughter available before other retailers Easy - EST: Best at knowing what clothing your daughter wants, has the items in stock when she wants it, makes it easy to find by having available sales associates, signage, and information Great - EST: Weighted combination of all ‘ESTs’ based on importance of each EST by category buyers Parent / Mom Perspective Daughter Perspective Source detail: • Fisite Advisors December 2014 field survey of qualified Moms (age 25+) of girls age 5 - 12 who have made clothing/accessories purchases for their daughter(s) in the past year • R etailers included in survey are the top ten segment retailers as identified by NPD year - end market share • M argin of error (+/ - 3.1%) % of respondents

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 13 13 …and has continually achieved high ratings from customers over time 0% 10% 20% 30% 40% 50% Apr '11 Sep '11 Jul '12 Feb '13 May '13 Aug '13 Oct '13 Feb '14 May '14 Sep '14 Big-EST Hot-EST Easy-EST Source detail: • Fisite Advisors December 2014 field survey of qualified Moms (age 25+) of girls age 5 - 12 who have made clothing/accessories purchases for their daughter(s) in the past year • R etailers included in survey are the top ten segment retailers as identified by NPD year - end market share • M argin of error (+/ - 3.1%) Big - EST: Greatest selection of clothing choices for your daughter that she would want to wear Hot - EST: Largest assortment of the latest clothing fashions for your daughter available before other retailers Easy - EST: Best at knowing what clothing your daughter wants, has the items in stock when she wants it, makes it easy to find by having available sales associates, signage, and information

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 14 14 Justice has been #1 or #2 in market share consistently since 2011 10.8% 11.3% 12.2% 10.8% 2011 2012 2013 2014 Justice Share Rank #2 #1 #1 #2 Tween Girl Apparel Market Share Dec - 2014 Share 1 Walmart 11.3% 2 Justice 10.8% 3 Target 10.4% 4 Kohl’s 5.9% 5 Old Navy 5.7% Source: NPD Justice Tween Girl Market Share Over Time

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 15 15 Operating Margin 13.2% 13.4% 7.4% 2 - 3% Total Comp 8% 3% (4)% Negative mid to high single digit A three - point stabilization plan has been implemented to turn around recent Justice performance trend Net Sales ($ M ) Three Point Plan Operating Profit ($M) $1,307 $1,407 $1,384 $ 1,300 - $1,320 FY12 FY13 FY14 FY15E $172 $188 $103 $25 - $35 FY12 FY13 FY14 FY15E Improve inventory management: accelerate turns to pre - FY14 levels 1 2 Implement promotion reduction strategy: transition consumer back from everyday event expectation; remain aggressive during peak velocity periods 3 Refine assortment hierarchy: evolve mix to increase penetration of core / basic and everyday fashion products

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 16 16 66.6% 73.8% 83.7% 101.1% 117.8% FY10 FY11 FY12 FY13 FY14 Markdown Rate (% Net Sales) Justice stabilization plan – improve inventory m anagement Recent Trends (Spring Season) Actions Underway 2.03 1.74 1.72 1.57 1.53 FY10 FY11 FY12 FY13 FY14 Seasonal Inventory Turns Accelerated FY15 Q2 inventory sell - down; quarter - end units expected down high single digit Reduced spring unit receipts by 20% Aligned promotional strategy to new inventory levels Architected FY15 Spring buy plan to reduce markdown rate back to FY13 Spring level; opportunity to continue to reduce over time 1

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 17 17 Justice stabilization plan – implement promotion reduction strategy Recent Trends Actions Underway 31 113 111 151 62 255 240 156 181 136 286 353 267 332 198 FY13 FY14 FY15E Fall FY15E Spring FY15E Days Event Days Public 40% Days Annualized Chain - wide roll of ‘Ohio test’* promotion cadence to reduce event days (40%+20%, 50% off) – Event days down from ~50 in FY14 Spring to less than 30 in FY15 Spring – Public 40% off days down from 131 in FY14 Spring to approximately 75 in FY15 Spring Planned 80 private sale days in FY15 Spring (none in FY14 Spring; fashion windows supported by direct mail and email offers Currently testing alternative promotional strategies ̶ Category vs. all store offers ̶ Price point offers 2 * See attached supplementary information

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 18 18 Justice stabilization plan – refine assortment hierarchy OTT / High Fashion Everyday Fashion Core / Basic 40% 40% 20% 20% 50% 30% Target Current Average Apparel Unit Cost ~$7.00 ~$6.20 3

Strategic p riorities at other b rands

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 20 20 Fashion 57% Core 3 2 % Lane Bryant – brand overview “All Women Deserve Great Fashion” Merchandise Mix 770 Store Locations Widely recognized brand name in plus - size fashion Caters to female customers ranging in age from 25 to 45 years old in plus - sizes 14 - 28 Offers private labels such as Lane Bryant and Cacique, and select national brands Products include intimate apparel, wear - to - work and casual sportswear, accessories, select footwear and social occasion apparel Store locations and merchandise mix as of December 2014 Intimates 36% Casual 37% Wear to Work 17% Emerging 10% Accessories 11% Strips: 51% Malls: 27% Outlets: 15 % Lifestyle Centers: 7%

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 21 21 Total Comp N / A 3% Positive low single digit Operating Margin (0.9)% (0.2)% (1.0)% $(10) $(3) $(5) - $(15) FY13 FY14 FY15E Lane Bryant – financial performance and strategic priorities Net Sales ($ M ) Strategic Priorities Operating Profit ($ M ) $1,050 $1,080 $ 1,100 - $1,120 FY13 FY14 FY15E Focus on key revenue drivers ̶ Customer acquisition ̶ Fleet productivity ̶ Cacique ̶ Activewear and knits ̶ Omni - channel ̶ Credit / rewards Increase operating leverage ̶ Promotional efficiency ̶ Sourcing / speed ̶ Cost structure

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 22 22 ■ Outlet distortion ■ Fleet repositioning Lane Bryant – top - line initiatives New Customer Acquisition Real Estate Productivity Cacique Intimates Activewear / Knits Omni - Channel Credit Rewards ■ Targeted direct mail campaigns for prospects, lapsed customers ■ Increase cross shopping with apparel customers ■ Livi Active opportunity ■ Opening price point knits ■ Ecom channel exclusives ■ Online marketplace ■ Distributed order management ■ Re - launch rewards program to private label credit card customers

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 23 23 Lane Bryant – operating margin rate initiatives Promotional efficiency ■ Cacique semi - annual sale ■ Seasonal apparel clearance ■ Outlet strategy ■ Distributed order management ■ Category sales vs. total store events Internal sourcing ■ Increased apparel penetration ■ Intimates ■ Speed model Operating expense ■ Direct mail / digital marketing efficiency ■ Legacy CSI transfers ■ Functional area assessment

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 24 24 Fashion 64% Core 26% Trendy 10% Casual - Denim 50% Plus 18% Wear to Work 15% maurices – brand o verview “Simply the Best Hometown Specialty Retailer” Merchandise Mix 934 Store Locations Up - to - date fashion designed to appeal to the mid 20’s to 30 something year old female in core and plus - size Proprietary label covers casual clothing, career wear, dressy apparel, activewear and accessories Stores are concentrated in smaller and metro fringe markets (approximately 25,000 to 150,000 people) Stores can vary merchandise to reflect local market demand and preferences Accessories 15% Store locations and merchandise mix as of December 2014 Strips: 56 % Malls: 37 % Outlets: 5 % Lifestyle Centers: 2 % Active 2%

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 25 25 maurices – financial performance and strategic priorities Net Sales ($ M ) Strategic Priorities Operating Profit ($ M ) Assortment expansion ̶ InMotion activewear ̶ Plus ̶ Accessories Increase margin rate ̶ Internal sourcing ̶ Fashion mix and execution Unit g rowth Total Comp 2% 2% 1% Positive low to mid single digit Operating Margin 12.0% 11.7% 10.5% 10.2% $853 $918 $971 $ 1,040 - $1,050 FY12 FY13 FY14 FY15E $103 $108 $102 $105 - $110 FY12 FY13 FY14 FY15E * FY14 operating margin excludes $13mm non - cash impairment *

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 26 26 Updated 60% Classic 25% Core 15% Career 50% Casual 35% Accessories 9 % Special Occasion 6 % dressbarn – brand overview “Inspiring Women to Look & Feel Beautiful” Merchandise Mix 821 Store Locations Caters to women in their mid - 30s to mid - 50s Moderate - to - better quality career, special occasion, casual fashion in missy / plus sizes Stores located primarily in strip shopping centers in major trading and high - density markets, and in surrounding suburban areas Carefully edited merchandise is featured in a comfortable, easy - to - shop environment, staffed by friendly associates Store locations and merchandise mix as of December 2014 Strips: 72% Outlets: 21% Malls: 7%

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 27 27 dressbarn – financial performance and strategic priorities Net Sales ($M) Strategic Priorities Operating Profit ($M) Assortment expansion ̶ ‘ Dressbar ’ ̶ ‘ db Sunday’ Margin rate growth ̶ Internal sourcing ̶ Inventory control ̶ Fashion mix and execution Customer acquisition, retention, and localization Fleet optimization Total Comp 3% (2)% (1)% Positive low single digit Operating Margin 5.5% 3.0% 3.9% 2.9% $1,038 $1,021 $1,023 $1,050 - $1,070 FY12 FY13 FY14 FY15E $57 $31 $39 $30 - $35 FY12 FY13 FY14 FY15E

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 28 28 Updated 55% Core 30% Fashion 15% Catherines – brand o verview “To serve the lifestyle and fit needs of women size 18 +” Merchandise Mix 381 Store Locations Carries a full range of plus sizes (16 - 34 and 0X - 5X) and is particularly known for extended sizes (28 - 34) Offers current and updated apparel wardrobe options, covering customers’ casual and wear to work needs; also carries a full line of intimate apparel, footwear, and accessories Customers are generally 45+ years old and shop in the moderate price range, and are concerned with comfort, fit, value, and fashion Retail stores are primarily located in strip shopping centers and outlet locations Store locations and merchandise mix as of December 2014 Casual 49% Intimates 16% Other 17% Wear to Work 18% Strips: 84 % Malls: 14 % Outlets: 1 % Lifestyle Centers: 1%

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 29 29 Assortment expansion ̶ Activewear ̶ Dresses ̶ Footwear ̶ Black Label ̶ Swimwear Fleet optimization Unit growth Catherines – financial performance and strategic priorities Net Sales ($ M ) Strategic Priorities Operating Profit ($ M ) Total Comp N / A 8% Positive mid - single digit Operating Margin 5.3% 7.3% 9.0% $319 $332 $345 - $355 FY13 FY14 FY15E $17 $24 $ 30 - $35 FY13 FY14 FY15E

Transformational s hared s ervices project update

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 31 31 Transformational Shared Services projects remain on track, and are delivering expected synergies FY13 FY14 FY15 FY16 Etna Distribution Center Greencastle Fulfillment Center Oracle Point of Sale Total Capital Investment: $135M Annual Synergy: $50M Cash - on - cash - IRR: 32% Total Capital Investment: $55M Annual Synergy: $15M Cash - on - cash - IRR: 10% Oracle Retail Merchandising System Oracle Financials

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 32 32 Our Etna distribution center is delivering world class productivity to all five brands… x World class productivity x Daily delivery capability x Highly scalable Multiple DC footprint – pre - Etna Etna – all brands c urrent state Pre - transition avg. $0.27 Savings per Unit $0.07 $0.18 $0.38 $0.27 $0.31 $0.37 $0.20 $0.00 $0.10 $0.20 $0.30 $0.40 Justice Lane Bryant maurices dressbarn Catherines Greencastle Cost per Unit ($)* * Includes both distribution and transportation costs

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 33 33 Third Party Fulfillment – pre - Greencastle Greencastle – all brands target … and our Greencastle fulfillment center is expected to deliver significant productivity gains x Significant cost per unit savings x Next day fulfillment x Highly scalable * Includes both fulfillment and transportation costs Pre - transition avg.$2.78 Savings per Unit $1.09 $2.56 $2.46 $3.99 $3.25 $2.74 $1.69 $- $1.00 $2.00 $3.00 $4.00 Justice Lane Bryant maurices dressbarn Catherines Greencastle Cost per Unit ($)*

Strategic initiatives

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 35 35 Internal sourcing penetration continues to represent a significant opportunity… Investment in talent required to drive internal sourcing is largely behind us Total internal sourcing penetration will continue to grow as brands expand into additional product categories ‒ Apparel penetration opportunity at maurices, dressbarn, and Lane Bryant ‒ Longer - term opportunity across the portfolio for intimates and accessories Competitive benefits ‒ B etter margins ‒ Customization and style choices ‒ Fit consistency Apparel Penetration By Brand 88% 82% 7 2% 27% 1 % Data as of December 2014

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 36 36 …with established capability delivering product cost savings and margin rate growth Market AGS (Internal) Financial Impact Cost: $5.30 Cost: $15.00 Cost : $4.14 Cost : $ 11.08 Cost reduction: 22% MMU rate opportunity*: ~600bp * Assumes $19.50 ticket, no change in sell - through Cost reduction: 26% MMU rate opportunity*: ~900bp * Assumes $42.00 ticket, no change in sell - through

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 37 37 11.4% 19.2% 9.7% 4.5% 15.3 % Justice Lane Bryant maurices dressbarn Catherines FY15(E) Fall Penetration Our ecommerce channel continues to grow in importance… Ecommerce Growth* 16% 15% 35% 6% 18% Ecommerce Penetration By Brand Sustained double - digit annual channel sales growth Total ascena FY15(E) full year ecom penetration of ~11% is up roughly 300bp vs. FY13 * Fall ’15E vs. Fall ’14

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 38 38 …requiring investment in world class omni - channel capability ¹ Future activity; not associated with the initial omni - channel project implementation. Customer - facing brand site re - platform In - house ecommerce fulfillment FY14 FY15 FY16 FY17 FY13 Distributed order management In - store associate ordering system Loyalty / CRM / e nterprise a nalytics 1 Project Financials Total Capital Investment : $65M Expected Annual Benefit : $ 60M Cash - on - cash IRR: 24%* * Includes sales /margin rate growth and platform cost reduction; benefits ramp from FY17 to full run rate by FY19

Recent f inancial p erformance

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 40 40 Financials – recent history and FY15 guidance FY13 FY14 FY15(E) Net Sales 4,715 4,791 4,875 - 4,900 Gross Margin 55.1% 55.5% 55.9% EBITDA Margin 10.5% 9.4% 8 - 8.5% Operating Margin 7.1% 5.6% ~4% FY15 guidance shown remains unchanged from January ICR XChange , and represents the mid - point of our current $0.70 - $0.75 full year EPS range * * * Excludes $13M non - cash impairment

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 41 41 7.1% 3.8% 4.0% 3.2% 0.7% 1.1% (3.3%) (2.4%) (0.8%) (0.6%) (0.9%) 2.0% 4.0% 6.0% 8.0% FY13 Operating Margin Rate Total Justice Impact* FY13 Base (adjusted for Justice change) Comp Growth / Gross Margin Rate Inflation / Unit Growth / Other Sourcing Income Brand Capability Building Shared Services Platform Synergies** Depreciation *** FY15 (E) Operating Margin Rate Operating Margin (% net sales) Justice has been the primary cause of our operating margin decline since FY13 Justice is projected to deliver compounding negative mid - single digit comp store sales, and a drop of more than 400bp in gross margin rate over the two year period * Justice column excludes 10bp rate benefit for freight synergies (shown in synergy column ) ** Synergies represents benefits over the two year period, and excludes anticipated $30M benefit in FY16 *** Depreciation column represents all brand / shared services depreciation, excluding Justice

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 42 42 7.1% 3.8% 4.0% 3.2% 0.7% 1.1% (3.3%) (2.4%) (0.8%) (0.6%) (0.9%) 2.0% 4.0% 6.0% 8.0% FY13 Operating Margin Rate Total Justice Impact* FY13 Base (adjusted for Justice change) Comp Growth / Gross Margin Rate Inflation / Unit Growth / Other Sourcing Income Brand Capability Building Shared Services Platform Synergies** Depreciation *** FY15 (E) Operating Margin Rate Operating Margin (% net sales) Excluding Justice, we levered our operating expense base due to gross margin rate improvement… Excluding Justice, fiscal 2015 gross margin rate is expected to be up 250 - 300bp vs. fiscal 2013 on better inventory management and refined promotional strategies * Justice column excludes 10bp rate benefit for freight synergies (shown in synergy column ) ** Synergies represents benefits over the two year period, and excludes anticipated $30M benefit in FY16 *** Depreciation column represents all brand / shared services depreciation, excluding Justice 80bp net leverage

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 43 43 7.1% 3.8% 4.0% 3.2% 0.7% 1.1% (3.3%) (2.4%) (0.8%) (0.6%) (0.9%) 2.0% 4.0% 6.0% 8.0% FY13 Operating Margin Rate Total Justice Impact* FY13 Base (adjusted for Justice change) Comp Growth / Gross Margin Rate Inflation / Unit Growth / Other Sourcing Income Brand Capability Building Shared Services Platform Synergies** Depreciation *** FY15 (E) Operating Margin Rate Operating Margin (% net sales) Majority of capability building complete; additional $30M synergies expected in FY16, along with ongoing margin rate upside from internal sourcing penetration growth …and more than offset capability building and shared services build - out with sourcing benefits and synergies * Justice column excludes 10bp rate benefit for freight synergies (shown in synergy column ) ** Synergies represents benefits over the two year period, and excludes anticipated $30M benefit in FY16 *** Depreciation column represents all brand / shared services depreciation, excluding Justice 4 0bp net leverage

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 44 44 7.1% 3.8% 4.0% 3.2% 0.7% 1.1% (3.3%) (2.4%) (0.8%) (0.6%) (0.9%) 2.0% 4.0% 6.0% 8.0% FY13 Operating Margin Rate Total Justice Impact* FY13 Base (adjusted for Justice change) Comp Growth / Gross Margin Rate Inflation / Unit Growth / Other Sourcing Income Brand Capability Building Shared Services Platform Synergies** Depreciation *** FY15 (E) Operating Margin Rate Operating Margin (% net sales) Depreciation growth is primarily related to transformational projects, with the remainder associated with support of a larger store fleet post - Charming . Rate of depreciation growth will slow over time as capex drops to target level * Justice column excludes 10bp rate benefit for freight synergies (shown in synergy column ) ** Synergies represents benefits over the two year period, and excludes anticipated $30M benefit in FY16 *** Depreciation column represents all brand / shared services depreciation, excluding Justice

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 45 45 13.2% 13.4% 7.4% 2 - 3% (0.9)% (0.2)% (1.0)% 12.0% 11.7% 10.5% 10.2% 5.5% 3.0% 3.9% 2.9% 5.3% 7.3% 9.0% (5.0)% 0.0% 5.0% 10.0% 15.0% FY12 FY13 FY14 FY15E FY13 FY14 FY15E FY12 FY13 FY14 FY15E FY12 FY13 FY14 FY15E FY13 FY14 FY15E Looking forward, we have significant operating margin rate opportunity across several brands Note: Lane Bryant / Catherines first full year was FY13; FY12 figures not comparable $ 80M - $120M Opportunity (10% - 13% OI) $50M - $100M Opportunity (5% - 10% OI) $20M - $50M Opportunity (5% - 8% OI) Operating Margin Rate (% of Net Sales)

Capital allocation

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 47 47 Our capital allocation framework is focused on maximizing shareholder value Disciplined and analytic approach to capital allocation Prioritize investment in the business to ensure long - term competitiveness Review alternative uses for excess capital to enhance shareholder value Principles Define earnings / free cash flow targets Prioritize capital against strategic plan using IRR hurdle and ROIC Manage emergent opportunities Capital Planning When cash flow positive, evaluate potential return of excess capital to shareholders through dividends or share repurchase Other potential uses of excess capital to be evaluated in the context of long - term strategic goals and balanced against alternatives Other Uses of Capital

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 48 48 238 48 5 318 144 16 272 74 4 220 - 230 15 - 25 ~5 Return-Based Infrastructure Innovation 85 - 95% of total target CapEx Target capex mix will support improved ROIC, with heavy infrastructure spending behind us FY13 FY14 FY15(E) Target FY13 FY14 FY15(E) Target FY13 FY14 FY15(E) Target ($M) 5 - 10% of total target CapEx

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 49 49 Reduced level of transformational capex supports significant forward free cash flow opportunity As capital spending normalizes, we are targeting annual free cash flow of $ 250+ million, which would be available for potential capital return and / or future acquisitions Memo: 2013 represents first full year with all five brands ($M) Target Operating Cash Flow 362 450 375 325 500+ Total Capital Expenditures 150 291 478 350 ~250 Free Cash Flow 212 159 (103) (25) 250+ FY12 FY 13 FY 15E FY 14

Key Takeaways

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 51 51 Key takeaways Strong brands well positioned for future growth Strategic, margin - accretive projects underway Transformational projects nearing completion Significant free cash flow opportunity Disciplined capital allocation process

Supplemental Material – Justice private sale (‘Ohio’) test data

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 53 53 Justice stabilization plan – promotion strategy – ‘Ohio’ test summary Test Background: A statistically significant group of test stores was selected to assess the sales, margin, and unit impact of a significantly reduced level of promotional activity Specific focus to eliminate the 40% ‘everyday’ deal, and decrease the frequency of 40%+20% or 50% off ‘event days’ Hypothesis that margin dollars could be held despite the expected drop in sales and unit velocity from reduced levels of promotions Conclusions: Although test group response varied by peak / non - peak response, general trends were consistent through the entire test period For the total test period, mid - single digit sales increases during higher volume, public sale event periods offset double - digit sales declines during lower volume, private sale periods Comp Merchandise Margin dollars (MMU) ranged from up 1% to down 2% depending on need period, with zero effective increase over the life of the test Holiday Private Public Total Private Public Total Public Private Public Total % Days 83% 17% 43% 57% 100% 55% 45% Comp Sales (9%) 16% (4%) (18%) 7% 0% 3% (10%) 6% 0% Comp MMU (5%) 11% (2%) (13%) 6% 1% 3% (7%) 5% 0% Loyalty Penetration 15% 1% 11% 6% 0% 1% 2% 13% 1% 4% Non-Peak (9/2 - 10/25) Peak (10/26 - 11/24) Total (9/2 - 12/15)

PRONGS2015 \ 7. Analyst Day \ Presentation \ ASNA Analyst Day Presentation DRAFT V3.pptx 54 54 -40% -20% 0% 20% 40% 60% 80% 09/02/2014 10/01/2014 10/30/2014 Test Group Performance Relative to Control Group Sales ($) MMU ($) Units Justice stabilization plan – ‘Ohio test’ source data Public Event 1 9/25 – 9/29 Public Event 2 10/10 – 10/13 Non - Peak Peak Public Event 3 10/31 – 11/4 11/24/2014 Public Event 4 11/14 – 11/16 Public Event 5 11/21 – 11/23